Exhibit 4.21

ENGLISH STANDARD TERMS AND CONDITIONS

THIS DOCUMENT records the terms and conditions on which, and subject to which, (A) ROBERT HORNE GROUP PLC (formerly known as Robert Horne Paper Company Limited) (registered number 00584756) whose registered office is at Huntsman House, Mansion Close, Moulton Park, Northampton NN3 6LA, THE HOWARD SMITH PAPER GROUP LIMITED (registered number 01138498) whose registered office is at Sovereign House, Rhosili Road, Brackmills, Northampton NN4 0JE and THE M6 PAPER GROUP LIMITED (registered number 02755905) whose registered office is at Motorway House, Charter Way, Hurdsfield Industrial Estate, Macclesfield, Cheshire SK10 2NY (together with Robert Horne Group Plc and The Howard Smith Paper Group Limited, the Initial English Originators and each an English Originator) are prepared to offer to sell from time to time to BUHRMANN SILVER S.A. (registered number 75881) whose registered office is at 398 Route d’Esch, L-1471, Luxembourg (the European Receivables Warehouse Company) English Receivables together with the benefit of all Ancillary Rights therein and (B) the European Receivables Warehouse Company is prepared to sell from time to time to SILVER SECURITISATION B.V. (registered no.34176237) whose registered office is at Herengracht 450, 1017 CA Amsterdam, The Netherlands (the European Master Purchaser) English Receivables together with the benefit of all Ancillary Rights purchased from the English Originators and to the intent that DEUTSCHE TRUSTEE COMPANY LIMITED (formerly known as Bankers Trustee Company Limited) (registered number 338230) whose registered office is at Winchester House, 1 Great Winchester Street, London EC2N 2DB (the Security Agent, which expression shall include such person and all other persons for the time being acting as the security agent or agents pursuant to the European Receivables Warehouse Company Security Documents and the European Master Purchaser Security Documents) shall be a party to, and have the benefit of the terms and conditions incorporated into, and constituting the terms and conditions of, any contract concluded pursuant to the acceptance by the European Receivables Warehouse Company of an English Originator Offer to Sell made by the English Originators following delivery by the relevant Initial English Originator of an English Originator Notice of Intention to Make Offers to Sell and of any contract concluded pursuant to the acceptance by the European Master Purchaser of an European Receivables Warehouse Company Offer to Sell made by the European Receivables Warehouse Company following delivery by the European Receivables Warehouse Company of an European Receivables Warehouse Company Notice of Intention to Make Offers to Sell.

DEFINITIONS AND INTERPRETATION

1.1                                 (a)           Capitalised terms in these English Standard Terms and Conditions shall, except where the context otherwise requires and save where otherwise defined herein, bear the meanings ascribed to them in the Master Definitions and Framework Deed (the Framework Deed) executed by the parties thereto on 27 September 2000 as amended and restated on 28 September 2001 and 18 July 2002 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to it) and these English Standard Terms and Conditions shall be construed in accordance with the principles of construction set out therein.

(b)                                 These English Standard Terms and Conditions shall have expressly and specifically incorporated into them the provisions set out in the Framework Deed (hereafter referred to as the Provisions), as though the same were set out in full herein mutatis mutandis.  In the event of any conflict between the provisions of these English Standard Terms and Conditions and the Provisions, the Provisions shall prevail.

1.2           This document is the English Standard Terms and Conditions referred to in the Framework Deed.

1.3           This document (including the Schedules and the Appendices annexed hereto) shall have no force and effect unless and until any contract is concluded in respect of English Receivables incorporating this document therein and shall only have force and effect in relation to such contract when incorporated into such contract.

ENGLISH ORIGINATOR OFFERS TO SELL AND EUROPEAN RECEIVABLES WAREHOUSE COMPANY OFFERS TO SELL

2.1                                English Originator Notice of Intention to Make Offers to Sell English Receivables:

(a)                                  Pursuant to the English Originator Notice of Intention to Make Offers to Sell, each English Originator has given the European Receivables Warehouse Company notice that it intends from time to time in its absolute discretion, on any Business Day, to make offers to sell (English Originator Offers to Sell, and each an English Originator Offer to Sell) to the European Receivables Warehouse Company all of its right, title and interest, present and future, in and to certain receivables originated by such English Originator in the ordinary course of its business.  If an English Originator wishes to make an English Originator Offer to Sell to the European Receivables Warehouse Company then it will make such English Originator Offer to Sell by delivering in electronic form to the European Receivables Warehouse Company an Invoices File containing details of each English Receivable in respect of which an English Originator Offer to Sell is being made, by no later than 5.00 p.m. (Central European Time) on the Business Day following the Business Day on which such Invoice File was produced (and so that completed transmission of the data file comprising the relevant Invoices File in electronic form shall constitute delivery of the offer).

(b)                                 The European Receivables Warehouse Company shall be free, subject to the terms of, and in accordance with, the European Receivables Warehouse Company Deed of Charge and the Servicing Agreement, to decide whether or not to accept any such English Originator Offer to Sell and may accept any such English Originator Offer to Sell only in the manner specified in Clause 3 of the English Originator Notice of Intention to Make Offers to Sell.

2.2                                European Receivables Warehouse Company Notice of Intention to Make Offers to Sell English Receivables:

(a)                                  Pursuant to the European Receivables Warehouse Company Notice of Intention to Make Offers to Sell, the European Receivables Warehouse Company has given the European Master Purchaser notice that it intends from time to time in its absolute discretion, on any Business Day, to make offers to sell (European Receivables Warehouse Company Offers to Sell, and each a European Receivables Warehouse Company Offer to Sell) to the European Master Purchaser all of its right, title and interest, present and future, in and to certain English Receivables to be purchased by it on the same relevant Business Day from the relevant English Originators originated by them in the ordinary course of their business.  If the European Receivables Warehouse Company wishes to make a European Receivables Warehouse Company Offer to Sell to the European Master Purchaser then it will make such European Receivables Warehouse Company Offer to Sell by delivering in electronic form to the European Master Purchaser an Invoices File containing details of each English Receivable in respect of which a European Receivables Warehouse Company Offer to Sell is being made, by no later than 5.00 p.m. (Central European Time) on the Business Day following the Business Day on which such Invoice File was produced (and so that completed transmission of the data file comprising the relevant Invoices File in electronic form shall constitute delivery of the offer).

(b)                                 The European Master Purchaser shall be required to accept any such European Receivables Warehouse Company Offer to Sell only in the manner specified in Clause 3 of the European Receivables Warehouse Company Notice of Intention to Make Offers to Sell and if the European Receivables Warehouse Company has accepted the related English Originator Offers to Sell in respect of the relevant English Receivables and it has funds available to it for such purchase pursuant to the European Master Purchaser Deed of Charge.

2.3                                 Incorporation of English Standard Terms and Conditions:  These English Standard Terms and Conditions shall be expressly and specifically incorporated into:

(a)                                  each English Originator Offer to Sell and shall accordingly constitute the terms and conditions of any contract concluded between an English Originator and the European Receivables Warehouse Company as a result of any acceptance by the European Receivables Warehouse Company, in accordance with Clause 3 of the English Originator Notice of Intention to Make Offers to Sell, of any English Originator Offer to Sell made by the English Originator (each an English Originator Receivables Sale Contract).

(b)                                 each European Receivables Warehouse Company Offer to Sell and shall accordingly constitute the terms and conditions of any contract concluded between the European Receivables Warehouse Company and the European Master Purchaser as a result of any acceptance by the European Master Purchaser, in accordance with Clause 3 of the European Receivables Warehouse Company Notice of Intention to Make Offers to Sell, of any European Receivables Warehouse Company Offer to Sell made by the European Receivables Warehouse Company (each an Onward English Receivables Sale Contract).

2.4                                 Acceptance:

(a)                                  The European Receivables Warehouse Company may from time to time on any Business Day accept the English Originator Offer to Sell made by the relevant English Originator, in the manner set out in Clause 3 of the relevant English Originator Notice of Intention to Make Offers to Sell and on terms which incorporate these English Standard Terms and Conditions.

(b)                                 The European Master Purchaser may from time to time on any Business Day accept the European Receivables Warehouse Company Offer to Sell made by the European Receivables Warehouse Company, in the manner set out in Clause 3 of the relevant European Receivables Warehouse Company Notice of Intention to Make Offers to Sell and on terms which incorporate these English Standard Terms and Conditions.

2.5                                 Restriction on Acceptance by the European Receivables Warehouse Company of an English Originator Offer to Sell:  The European Receivables Warehouse Company shall not be entitled to accept any English Originator Offer to Sell in respect of any English Receivable unless the European Master Purchaser has accepted the related European Receivables Warehouse Company Offer to Sell and has confirmed that it will have sufficient funds available to it in Sterling to pay the relevant Initial Purchase Price for those English Receivables.

2.6                                 Perfection:

(a)                                  The sale and purchase of the benefit of an English Receivable shall, subject to Clause 2.8, be perfected by a written assignment of the relevant English Originator’s right, title, interest and benefit in and to such English Receivable derived from the relevant Contract and specified in an Invoice and which complies with section 136 of the Law of Property Act 1925 in favour of the European Receivables Warehouse Company.

(b)                                 The sale and purchase of the benefit of an English Receivable shall, subject to Clause 2.8, be perfected by a written assignment of the European Receivables Warehouse Company’s right, title, interest and benefit in and to such English Receivable derived from the relevant Contract and specified in an Invoice and which complies with section 136 of the Law of Property Act 1925 in favour of the European Master Purchaser.

(c)                                  None of the European Receivables Warehouse Company, the European Master Purchaser or the Security Agent shall be entitled to take any steps to perfect the sale and purchase of the benefit of any English Receivables or give notice to Obligors in respect of the assignment or transfer of any Invoices, unless a Buhrmann Termination Event has occurred.

2.7                                 Execution of Powers of Attorney:

(a)                                  Each English Originator agrees that it will on or before the MTN Closing Date execute and deliver to or for the order of the European Receivables Warehouse Company the following Powers of Attorney in favour of the European Receivables Warehouse Company and the European Master Purchaser:

(i)      a Power of Attorney substantially in the form set out in Schedule 1 (each an English Originator European Receivables Warehouse Company Proceedings Power of Attorney); and

(ii)     a Power of Attorney substantially in the form set out in Schedule 2 (each an English Originator European Receivables Warehouse Company Completion Power of Attorney),

together the English Originator European Receivables Warehouse Company Powers of Attorney; and

(b)                                 Each English Originator agrees that it will on or before the MTN Closing Date execute and deliver to or to the order of the Security Agent the following Powers of Attorney in favour of the Security Agent:

(i)      a Power of Attorney substantially in the form set out in Schedule 3 (each an English Originator Security Agent Proceedings Power of Attorney); and

(ii)     a Power of Attorney substantially in the form set out in Schedule 4 (each an English Originator Security Agent Completion Power of Attorney),

together the English Originator Security Agent Powers of Attorney; and

(c)                                  the European Receivables Warehouse Company agrees that it will on or before the MTN Closing Date execute and deliver to or for the order of the European Master Purchaser the following Powers of Attorney in favour of the European Master Purchaser:

(i)      a Power of Attorney substantially in the form set out in Schedule 5 (a European Receivables Warehouse Company European Master Purchaser Proceedings Power of Attorney); and

(ii)     a Power of Attorney substantially in the form set out in Schedule 6 (ea European Receivables Warehouse Company European Master Purchaser Completion Power of Attorney),

together the European Receivables Warehouse Company European Master Purchaser Powers of Attorney; and

(d)                                 the European Receivables Warehouse Company agrees that it will on or before the MTN Closing Date execute and deliver to or to the order of the Security Agent the following Powers of Attorney in favour of the Security Agent:

(i)      a Power of Attorney substantially in the form set out in Schedule 7 (a European Receivables Warehouse Company Security Agent Proceedings Power of Attorney); and

(ii)     a Power of Attorney substantially in the form set out in Schedule 8 (a European Receivables Warehouse Company Security Agent Completion Power of Attorney),

together the European Receivables Warehouse Company Security Agent Powers of Attorney; and

2.8                                 No exercise: Each of the Security Agent, the European Receivables Warehouse Company and the European Master Purchaser agrees that it will not exercise the powers of attorney referred to in Clause 2.7(a), (b), (c) or (d) unless and until a Buhrmann Termination Event has occurred or an English Originator or the European Receivables Warehouse Company, as the case may be, shall have failed to perform its obligations under Clause 2.9 below.

2.9                                 Unless no stamp or documentary taxes or duties would arise in relation to any such steps or except with the written consent of the Security Agent, none of the English Originators, the European Receivables Warehouse Company, the European Master Purchaser and the Security Agent shall take any steps at any time to perfect the sale and purchase of the benefit of any of the English Receivables and any Ancillary Rights, provided that if a Buhrmann Termination Event has occurred, the Security Agent may, in accordance with Clause 2.6 hereof, require the relevant English Originator to, and the relevant English Originator shall if so required, execute written assignments in favour of the European Receivables Warehouse Company, or require the European Receivables Warehouse Company to, and the European Receivables Warehouse Company shall if so required, execute written assignments in favour of the European Master Purchaser, as the case may be, in respect of:

(a)                                  all or any of the English Receivables and any Ancillary Rights thereto; and

(b)                                 any rights, powers, remedies and discretions relating to any of the foregoing.

CONSIDERATION

3.                                       Consideration: The consideration payable by the European Receivables Warehouse Company to the relevant English Originator in respect of the purchase of the benefit of each English Receivable, and the consideration payable by the European Master Purchaser to the European Receivables Warehouse Company in respect of the purchase of the benefit of each English Receivable, shall (subject to the provisions below) be the Purchase Price, which shall be payable in instalments in accordance with Clause 4.  The Purchase Price shall be inclusive of any Taxes which the relevant English Originator or the European Receivables Warehouse Company, as the case may be, may be liable to account for in respect of the sale of English Receivables pursuant to the English Originator Offer to Sell or the European Receivables Warehouse Company Offer to Sell, as the case may be, and accordingly no English Originator or the European Receivables Warehouse Company shall be entitled to add any amounts to the Purchase Price in respect of any such Taxes.

PAYMENT OF THE PURCHASE PRICE AND OTHER PAYMENTS

4.1                                 Initial Purchase Price:

(a)                                  The Initial Purchase Price payable in respect of an English Receivable shall be:

(i)                                     payable by the European Receivables Warehouse Company to the relevant English Originator on the Purchase Date in respect of such English Receivable, subject to and in accordance with Clauses 7.3 or 8.3 (as applicable) of the European Receivables Warehouse Company Deed of Charge; and

(i)                                     payable by the European Master Purchaser to the European Receivables Warehouse Company (or as it may otherwise direct), subject to and in accordance with Clause 7.3 of the European Master Purchaser Deed of Charge on the Purchase Date in respect of such English Receivable;

4.2                                 Deferred Purchase Price: The Deferred Purchase Price in respect of an English Receivable shall, subject to Clause 4.4, be payable by the European Receivables Warehouse Company to the English Originator, subject to and in accordance with Clauses 7.3 or 8.3 (as applicable) of the European Receivables Warehouse Company Deed of Charge, or be payable by the European Master Purchaser to the European Receivables Warehouse Company, subject to and in accordance with Clause 7.3 of the European Master Purchaser Deed of Charge, as the case may be, as deferred consideration on each Business Day as follows:

(a)                                  the European Receivables Warehouse Company shall pay to the English Originator an amount equal to the aggregate Deferred Purchase Price in respect of each outstanding English Receivable collected on the second Business Day preceding that Business Day; and

(b)                                 the European Master Purchaser shall pay to the European Receivables Warehouse Company an amount equal to the aggregate Deferred Purchase Price in respect of each outstanding English Receivable collected on the second Business Day preceding that Business Day;

4.3                                 Surplus Discount:  The Surplus Discount in respect of an English Receivable shall, subject to Clauses 4.4, 4.9 and 4.10:

(a)                                  be payable by the European Receivables Warehouse Company to the relevant English Originator on the Business Day following the date upon which the Deferred Purchase Price of such English Receivable has been paid and payment under sub-paragraph (b) below has been made and received by the European Receivables Warehouse Company; and

(b)                                 be payable by the European Master Purchaser to the European Receivables Warehouse Company on the Business Day following the date upon which the Deferred Purchase Price of such English Receivable has been paid.

4.4                                 Deferral of Payment of Deferred Purchase Price and Surplus Discount following a Stop Funding Event or a Buhrmann Termination Event:

(a)                                  For so long as a European Stop Funding Event (or, for the avoidance of doubt, an Early European Amortisation Event) has occurred and is continuing, the payment of any amounts of Deferred Purchase Price and/or repayment of Surplus Discount which would otherwise be payable to the English Originators, or the European Receivables Warehouse Company, as the case may be, in accordance with Clause 4.2(a) or 4.3 hereof or Clauses 7.3 or 8.3 of the European Receivables Warehouse Company Deed of Charge, or Clauses 7.3 or 8.3 of the European Master Purchaser Deed of Charge, as the case may be, shall be deferred to the date when such European Stop Funding Event has been remedied or until such time as the provisions of Clause 4.4(b) shall apply.

(b)                                 With effect from the date that the Security Agent determines that a Buhrmann Termination Event has occurred, the payment of any amounts of Deferred Purchase Price and/or repayment of Surplus Discount which would otherwise be payable to the English Originators, or the European Receivables Warehouse Company, as the case may be, in accordance with Clause 4.2(a) or 4.3 hereof or Clauses 7.3 or 8.3 (as applicable) of the European Receivables Warehouse Company Deed of Charge, or Clauses 7.3 or 8.3 (as applicable) of the European Receivables Warehouse Company Deed of Charge, as the case may be, shall be deferred to the date when there are no amounts outstanding under the European Master Purchaser Funding Deed and the European Securitisation Facility has been cancelled.

4.5                                 No Other Payments for English Receivables:

(a)                                  The European Receivables Warehouse Company shall not be obliged to pay any sum to the English Originators in respect of the Purchase Price of an English Receivable or Surplus Discount except as provided for in Clause 3 or this Clause 4.

(b)                                 The European Master Purchaser shall not be obliged to pay any sum to the European Receivables Warehouse Company in respect of the Purchase Price of an English Receivable or Surplus Discount except as provided for in Clause 3 or this Clause 4.

4.6                                 Account for Payment: Amounts payable by the European Master Purchaser to the European Receivables Warehouse Company, or by the European Receivables Warehouse Company to an English Originator, in respect of the English Receivables shall be made to such account as the relevant English Originator may specify to the European Receivables Warehouse Company, or to such account as the

European Receivables Warehouse Company (or the Master Servicer on its behalf) may specify to the European Master Purchaser, in writing in both cases.

4.7                                 Pre-Completion Collections:

(a)                                  The English Originators and the European Receivables Warehouse Company agree that in the event that any amounts are received from an Obligor in respect of an English Receivable which becomes a Securitised European Receivable between the date on which the Invoices File in respect thereof was delivered to the European Receivables Warehouse Company pursuant to Clause 2.1 and the Purchase Date in respect thereof, such amounts will be for the account of the European Receivables Warehouse Company.

(b)                                 The European Receivables Warehouse Company and the European Master Purchaser agree that in the event that any amounts are received from an Obligor in respect of an English Receivable which becomes a Securitised European Receivable between the date on which the Invoices File in respect thereof was delivered to the European Master Purchaser pursuant to Clause 2.2 and the Purchase Date in respect thereof, such amounts will be for the account of the European Master Purchaser.

4.8                                 Set-offs for Stamp Duty:

(a)                                  The European Receivables Warehouse Company shall also be entitled (if it so elects and in or towards satisfaction of the relevant English Originator’s obligations) to set-off against the Purchase Price or any part of it any stamp duty (or any other similar tax or duty on documents or the transfer of title to property) on any assignment of an English Receivable which has not been paid by the relevant English Originator.

(b)                                 The European Master Purchaser shall also be entitled (if it so elects and in or towards satisfaction of the European Receivables Warehouse Company’s obligations) to set-off against the Purchase Price or any part of it any stamp duty (or any other similar tax or duty on documents or the transfer of title to property) on any assignment of an English Receivable which has not been paid by the European Receivables Warehouse Company.

4.9                                 Limited Recourse:

(a)                                  Notwithstanding any other provision of these English Standard Terms and Conditions, if after applying all amounts which are required to be paid or provided for on any Business Day in accordance with Clause 7.3 or, as the case may be, Clause 8.3 of the European Receivables Warehouse Company Deed of Charge, there is any amount still owing to the English Originator in respect of the Purchase Price or Surplus Discount in respect of any English Receivable, the English Originator shall not be entitled to take any further steps against the European Receivables Warehouse Company to recover any such sums still unpaid and all claims and all rights to claim against the European Receivables Warehouse Company in respect of each such unpaid sum shall be extinguished and the relevant English Originator shall not have any rights of recourse whatsoever against the European Receivables Warehouse Company in respect of any such unpaid sums.

(b)                                 Notwithstanding any other provision of these English Standard Terms and Conditions, if after applying all amounts which are required to be paid or provided for on any Business Day in accordance with Clause 7.3 or, as the case may be, Clause 8.3 of the European Master Purchaser Deed of Charge, there is any amount still owing to the European Receivables Warehouse Company in respect of the Purchase Price or Surplus Discount in respect of any English Receivable, the European Receivables Warehouse Company shall not be entitled to take any further steps against the European Master Purchaser to recover any such sums still unpaid and all claims and all rights to claim against the European Master Purchaser in respect of each such unpaid sum shall be extinguished and the European Receivables Warehouse Company shall not have any rights of recourse whatsoever against the European Master Purchaser in respect of any unpaid sums.

4.10                           Payments Subject to Receipt:  Notwithstanding any other provision of the relevant Transaction Documents

(a)                                  all payments required to be made by the European Receivables Warehouse Company under these Standard Terms and Conditions shall be subject to (i) receipt of the same by the European Receivables Warehouse Company from the European Master Purchaser as payment by the relevant English Originator to the European Master Purchaser at the discretion of the European Receivables Warehouse Company and (ii) to the provisions of the European Receivables Warehouse Company Deed of Charge;

(b)                                 all payments required to be made by the European Receivables Warehouse Company to the European Master Purchaser under these Standard Terms and Conditions shall be subject to (i) receipt of the same by the European Receivables Warehouse Company from the relevant English Originator and (ii) the provisions of the European Receivables Warehouse Company Deed of Charge; and

(c)                                  all payments required to be made by the European Master Purchaser to the European Receivables Warehouse Company under these Standard Terms and Conditions shall be subject to the provisions of the European Master Purchaser Deed of Charge.

COMPLETION

5.(a)                         Transfer of title to any English Receivables in respect of which any English Originator Offer to Sell is accepted in accordance with Clause 2.4(a) shall take place on the date (the Purchase Date) upon which any English Originator Offer to Sell is accepted in accordance with Clause 2.4(a).

(b)                                 Transfer of title to any English Receivables in respect of which any European Receivables Warehouse Company Offer to Sell is accepted in accordance with Clause 2.4(b) shall take place on the date (the Purchase Date) upon which any European Receivables Warehouse Company Offer to Sell is accepted in accordance with Clause 2.4(b).

WARRANTIES

6.                                       The English Originator shall provide the English Warranties to the European Receivables Warehouse Company and the Security Agent, and the European Receivables Warehouse Company shall provide the English Warranties to the European Master Purchaser and the Security Agent, upon and subject to the terms of the English Originator Warranty and Indemnity Deed and the European Receivables Warehouse Company Warranty and Indemnity Deed, respectively, as at the date or dates specified therein in relation to the English Receivables which are the subject of each English Originator Offer to Sell or each European Receivables Warehouse Company Offer to Sell, as the case may be.

FURTHER ASSURANCE

7.1                                 Each English Originator and the European Receivables Warehouse Company hereby undertakes not to take any steps or cause any steps to be taken in respect of any English Receivables forming the subject of any accepted English Originator Offer to Sell, or the European Receivables Warehouse Company Offer to Sell, as the case may be, save in accordance with the proper performance of its duties under these English Standard Terms and Conditions, each relevant English Originator Offer to Sell or the European Receivables Warehouse Company Offer to Sell, as the case may be, the English Originator Warranty and Indemnity Deed and the European Receivables Warehouse Company English Warranty and Indemnity Deed, as the case may be, and the Servicing Agreement.

7.2                                 For the avoidance of doubt, Clause 7.1 shall apply (without limitation) to the following:

(a)                                  any termination, waiver, amendment or variation of the relevant contract save in accordance with the Buhrmann Operating Procedures as they may be amended from time to time in accordance with the Servicing Agreement;

(b)                                 any assignment, assignation or sale (other than any agreement constituted by acceptance of any English Originator Offer to Sell or any European Receivables Warehouse Company Offer to Sell) of the relevant Contracts and English Receivables; and

(c)                                  any disposal of (including the creation of any security interest over or other interest in) any right, title, interest, benefit or power in any of the relevant English Receivables except pursuant to or in accordance with any English Originator Offer to Sell, any European Receivables Warehouse Company Offer to Sell or the Servicing Agreement.

7.3                                 Each English Originator and the European Receivables Warehouse Company hereby undertakes to lend its name to and to take such other steps as may reasonably be required by the European Receivables Warehouse Company, the European Master Purchaser or the Security Agent, as the case may be, in relation to any action (through the courts or otherwise) in respect of the Contracts from which the English Receivables forming the subject of any accepted English Originator Offer to Sell, or any accepted European Receivables Warehouse Company Offer to Sell, as the case may be, are derived.

7.4                                 Each English Originator and the European Receivables Warehouse Company hereby undertakes to do all acts or things as may be reasonably requested by the European Receivables Warehouse Company or the European Master Purchaser, as the case may be (subject to Clauses 2.6 and 2.8) to perfect the title of the European Receivables Warehouse Company or the European Master Purchaser to the subject of any accepted English Originator Offer to Sell, or any accepted European Receivables Warehouse Company Offer to Sell, as the case may be, and the English Originator and the European Receivables Warehouse Company each further undertake to exercise or enforce such rights as it may have to perfect the English Originator’s, or the European Receivables Warehouse Company’s, as the case may be, title to the same or the European Receivables Warehouse Company’s or the European Master Purchaser’s title, as aforesaid or otherwise in connection therewith.

CONSEQUENCES OF A BUHRMANN TERMINATION EVENT

8.                                       At any time after the occurrence of a Buhrmann Termination Event, the European Receivables Warehouse Company, the European Master Purchaser (or the Master Servicer on its behalf) may, and upon being requested to do so by the Security Agent shall (and for the avoidance of doubt, the Security Agent may under no circumstances be under any obligation to so request), and the Security Agent may itself:

(a)                                  give notice in its own name (and/or require the English Originators, or the European Receivables Warehouse Company, as the case may be, to give notice) to all or any of the Obligors and such other persons as the Security Agent requests for the purpose of protecting the English Receivables or perfecting the title of the European Receivables Warehouse Company , or the European Master Purchaser, as the case may be, to all or any of the English Receivables purchased pursuant to an accepted English Originator Offer to Sell or pursuant to an accepted European Receivables Warehouse Company Offer to Sell;  and/or

(b)                                 direct (and/or require the English Originators or the European Receivables Warehouse Company to direct) all or any of the Obligors to pay amounts outstanding in respect of English Receivables directly to the European Receivables Warehouse Company, or the European Master Purchaser, as the case may be, or the Security Agent or into such accounts or to such other persons as are specified by the European Receivables Warehouse Company or the European Master Purchaser (or by the Security Agent on its behalf); and/or

(c)                                  take such other action as it considers to be necessary, appropriate or desirable in order to recover any amount outstanding in respect of  English Receivables or to improve, protect, preserve or enforce their rights against the Obligors in respect of such English Receivables.

GOVERNING LAW AND JURISDICTION

9.1                                 This document and any English Receivables Sale Contract concluded as a result of the acceptance of any English Originator Offer to Sell, or a European Receivables Warehouse Company Offer to Sell, shall be governed by and construed in accordance with English law.

9.2                                 The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this document or any English Receivables Sale Contract concluded as a result of the European Receivables Warehouse Company acceptance of an English Originator Offer to Sell, or the European Master Purchaser’s acceptance of a European Receivables Warehouse Company Offer to Sell, and accordingly any suit, action or proceeding arising out of or in connection with this document or any English Receivables Sale Contract shall be brought in such courts.

SCHEDULE 1

Form of English Originator European Receivables Warehouse Company Proceedings Power of Attorney

THIS POWER OF ATTORNEY is given on [                      ] by [ENGLISH ORIGINATOR] (registered number •) whose registered office is at [                      ] (the Principal) in favour of BUHRMANN SILVER S.A., in its capacity as European Receivables Warehouse Company whose registered office is at 398 Route d’Esch, L-1471 Luxembourg and SILVER SECURITISATION B.V., in its capacity as European Master Purchaser, whose registered office is at Herengracht 450, 1017 CA Amsterdam, The Netherlands (each an Attorney and, together, the Attornies).

1.                                       Pursuant to the acceptance from time to time of an English Originator Offer to Sell (each an English Originator Offer to Sell) to be made by the Principal, the Principal will transfer to the European Receivables Warehouse Company (or declare a trust in respect of) the benefit of certain receivables the subject of such English Originator Offer to Sell (the English Receivables) and the ancillary rights relating thereto (the Ancillary Rights).

2.                                       Pursuant to the acceptance from time to time of a European Receivables Warehouse Company Offer to Sell (each a European Receivables Warehouse Company Offer to Sell) made by the European Receivables Warehouse Company, the European Receivables Warehouse Company will transfer to the European Master Purchaser (or declare a trust in respect of) the benefit of the English Receivables and related Ancillary Rights purchased by it from time to time from the Principal.

3.                                       Pursuant to the contracts concluded, and the trusts arising, by acceptance of each English Originator Offer to Sell and each European Receivables Warehouse Company Offer to Sell, the Principal has agreed to appoint each of the Attornies its attorney in the manner hereinafter appearing irrevocably and by way of security for the performance of the Principal’s obligations under and pursuant to such contracts and trusts.

NOW THIS DEED WITNESSETH THAT the Principal HEREBY APPOINTS each of the Attornies (either acting alone or jointly) and any receiver, administrative receiver and/or administrator appointed from time to time in respect of either Attorney or its assets to be its true and lawful attorney for it and in its name to do any of the following acts, deeds and things or any of them as may be within the power of the Principal:

1.                                       to sue in the Principal’s name for all moneys due or payable under or in respect of the English Receivables or in respect of the Ancillary Rights;

2.                                       to do every other act or thing and execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for the foregoing purpose;

3.                                       from time to time to substitute and appoint severally one or more persons as attorney or attorneys (the Substitute Attorneys) for all or any of the purposes aforesaid;

4.                                       to do every other act or thing and to execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for all or any of the foregoing purposes; and

5.                                       to perfect the title of the European Receivables Warehouse Company and/or the European Master Purchaser (as applicable) and/or the Security Agent in and to any or all of the Securitised English Receivables and to exercise any rights, powers, remedies and discretions relating to any of the foregoing as envisaged in the above-mentioned English Originator Offers to Sell and European Receivables Warehouse Company Offers to Sell and the English Standard Terms and Conditions incorporated therein and the said trusts and exercisable by the Principal by reason of it remaining for the time being legal owner of the Securitised English Receivables,

PROVIDED HOWEVER that for the avoidance of doubt this Power of Attorney shall not authorise the Attorney or any Substitute Attorney to sell, transfer, assign, sub-charge or create any security interest of any nature whatsoever over any of the English Receivables or the Ancillary Rights nor shall it confer any other right in relation thereto other than those specifically conferred pursuant to paragraphs 1, 2, 3, 4 and 5 above.

AND that the Principal hereby agrees at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorney or any Substitute Attorney shall lawfully do or cause to be done under or concerning these presents to the extent that such act or acts and execution are within the power of the Principal and within the contemplation of this Power of Attorney.

AND the Principal hereby agrees to indemnify the Attorney or any Substitute Attorney against any loss, claim, liability or expense asserted against or imposed upon the said Attorney or any Substitute Attorney as a result of any action taken by the said Attorney or any Substitute Attorney in conformity with these presents.

AND the Principal hereby declares that, these presents having been given for security purposes and to secure continuing obligations of the Principal (including, without limitation, the implementation of the said trust), the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting the Principal.

AND the laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and/or Substitute Attorney carried out or purported to be carried out under or pursuant hereto.

IN WITNESS whereof the Principal has caused this Power of Attorney to be executed as its deed this day and year first before written.

EXECUTED and DELIVERED AS A DEED

)

by

)

(as duly authorised attorney under Power

)

of Attorney dated                             2002

)

for and on behalf of

)

ENGLISH ORIGINATOR

)

SCHEDULE 2

Form of English Originator European Receivables Warehouse Company Completion Power of Attorney

THIS POWER OF ATTORNEY is given on [                         ] by [ENGLISH ORIGINATOR] (registered number •) whose registered office is at [                         ] (the Principal) in favour of BUHRMANN SILVER S.A., in its capacity as European Receivables Warehouse Company whose registered office is at 398 Route d’Esch, L-1471 Luxembourg and SILVER SECURITISATION B.V., in its capacity as European Master Purchaser, whose registered office is at Herengracht 450, 1017 CA Amsterdam, The Netherlands (each an Attorney and, together, the Attornies).

1.                                       Pursuant to the acceptance from time to time of an English Originator Offer to Sell (each an English Originator Offer to Sell) to be made by the Principal, the Principal will transfer to the European Receivables Warehouse Company (or declare a trust in respect of) the benefit of certain receivables the subject of such English Originator Offer to Sell (the English Receivables) and the ancillary rights relating thereto (the Ancillary Rights).

2.                                       Pursuant to the acceptance from time to time of a European Receivables Warehouse Company Offer to Sell (each a European Receivables Warehouse Company Offer to Sell) made by the European Receivables Warehouse Company, the European Receivables Warehouse Company will transfer to the European Master Purchaser (or declare a trust in respect of) the benefit of the English Receivables and related Ancillary Rights purchased by it from time to time from the Principal.

3.                                       Pursuant to the contracts concluded, and the trusts arising, by acceptance of each English Originator Offer to Sell and each European Receivables Warehouse Company Offer to Sell, the Principal has agreed to appoint each of the Attornies its attorney in the manner hereinafter appearing irrevocably and by way of security for the performance of the Principal’s obligations under and pursuant to such contracts and trusts.

NOW THIS DEED WITNESSETH THAT the Principal HEREBY APPOINTS each of the Attornies (each acting alone or jointly) and any receiver, administrative receiver and/or administrator appointed from time to time in respect of either Attorney or its assets to be its true and lawful attorney for it and in its name to do any of the following acts, deeds and things or any of them as may be within the power of the Principal:

1.                                       to execute, in the name of the Principal, a written assignment in favour of the European Receivables Warehouse Company and/or the European Master Purchaser, as applicable, in respect of any or all of the English Receivables, the Ancillary Rights and any rights, powers, remedies and discretions relating to any of the foregoing as provided and in the circumstances contemplated by Clause 2.8 of the English Standard Terms and Conditions;

2.                                       to do every other act or thing and execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for the foregoing purpose;

3.                                       from time to time to substitute and appoint severally one or more persons as attorney or attorneys (the Substitute Attorneys) for all or any of the purposes aforesaid;

4.                                       to do every other act or thing and to execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for all or any of the foregoing purposes; and

5.                                       to perfect the title of the European Receivables Warehouse Company and/or the European Master Purchaser and/or the Security Agent in and to any or all of the Securitised English Receivables and to exercise any rights, powers, remedies and discretions relating to any of the foregoing as envisaged in the above-mentioned English Originator Offers to Sell and/or European Receivables Warehouse Company Offers to Sell and the English Standard Terms

                                                and Conditions incorporated therein and the said trusts and exercisable by the Principal by reason of it remaining for the time being legal owner of the securitised English Receivables,

PROVIDED HOWEVER that for the avoidance of doubt this Power of Attorney shall not authorise the Attorney or any Substitute Attorney to sell, transfer, assign, sub-charge or create any security interest of any nature whatsoever over any of the English Receivables or the Ancillary Rights nor shall it confer any other right in relation thereto other than those specifically conferred pursuant to paragraphs 1, 2, 3, 4 and 5 above.

AND that the Principal hereby agrees at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorney or any Substitute Attorney shall lawfully do or cause to be done under or concerning these presents to the extent that such act or acts and execution are within the power of the Principal and within the contemplation of this Power of Attorney.

AND the Principal hereby agrees to indemnify the Attorney or any Substitute Attorney against any loss, claim, liability or expense asserted against or imposed upon the said Attorney or any Substitute Attorney as a result of any action taken by the said Attorney or any Substitute Attorney in conformity with these presents.

AND the Principal hereby declares that, these presents having been given for security purposes and to secure continuing obligations of the Principal (including, without limitation, the implementation of the said trust), the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting the Principal.

AND the laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and/or Substitute Attorney carried out or purported to be carried out under or pursuant hereto.

IN WITNESS whereof the Principal has caused this Power of Attorney to be executed as its deed this day and year first before written.

EXECUTED and DELIVERED AS A DEED

)

by

)

(as duly authorised attorney under Power

)

of Attorney dated                             2002

)

for and on behalf of

)

ENGLISH ORIGINATOR

)

SCHEDULE 3

Form of English Originator Security Agent Proceedings Power of Attorney

THIS POWER OF ATTORNEY is given on [                         ] by [ENGLISH ORIGINATOR] (registered number •) whose registered office is at [                         ] (the Principal) in favour of DEUTSCHE TRUSTEE COMPANY LIMITED, in its capacity as the Security Agent (the Attorney) whose registered office is at Winchester House, 1 Great Winchester Street, London EC2N 2DB.

1.                                       Pursuant to the acceptance from time to time of English Originators Offer to Sell (each an English Originator Offer to Sell) to be made by the Principal, the Principal will transfer to the European Receivables Warehouse Company (or declare a trust in respect of) the benefit of certain receivables the subject of such English Originator Offer to Sell (the English Receivables) and the ancillary rights relating thereto (the Ancillary Rights).

2.                                       Pursuant to the contracts concluded, and trust arising, by acceptance of an English Originator Offer to Sell, the Principal has agreed to appoint the Attorney its attorney in the manner hereinafter appearing irrevocably and by way of security for the performance of the Principal’s obligations under and pursuant to such contract and trust.

NOW THIS DEED WITNESSETH THAT the Principal HEREBY APPOINTS the Attorney (acting alone or jointly) and any receiver, administrative receiver and/or administrator appointed from time to time in respect of the Attorney or its assets to be its true and lawful attorney for it and in its name to do any of the following acts, deeds and things or any of them as may be within the power of the Principal:

1.                                       to sue in the Principal’s name for all moneys due or payable under or in respect of the English Receivables or in respect of the Ancillary Rights;

2.                                       to do every other act or thing and execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for the foregoing purpose;

3.                                       from time to time to substitute and appoint severally one or more persons as attorney or attorneys (the Substitute Attorneys) for all or any of the purposes aforesaid;

4.                                       to do every other act or thing and to execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for all or any of the foregoing purposes; and

5.                                       to perfect the title of the European Receivables Warehouse Company and/or the Security Agent in and to any or all of the Securitised English Receivables and to exercise any rights, powers, remedies and discretions relating to any of the foregoing as envisaged in the above-mentioned English Offers to Sell and the English Standard Terms and Conditions incorporated therein and the said trusts and exercisable by the Principal by reason of it remaining for the time being legal owner of the securitised English Receivables,

PROVIDED HOWEVER that for the avoidance of doubt this Power of Attorney shall not authorise the Attorney or any Substitute Attorney to sell, transfer, assign, sub charge or create any security interest of any nature whatsoever over any of the English Receivables or the Ancillary Rights nor shall it confer any other right in relation thereto other than those specifically conferred pursuant to paragraphs 1, 2, 3, 4 and 5 above.

AND that the Principal hereby agrees at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorney or any Substitute Attorney shall lawfully do or cause to be done under or concerning these presents to the extent that such act or acts and execution are within the power of the Principal and within the contemplation of this Power of Attorney.

AND the Principal hereby agrees to indemnify the Attorney or any Substitute Attorney against any loss, claim, liability or expense asserted against or imposed upon the said Attorney or any Substitute

Attorney as a result of any action taken by the said Attorney or any Substitute Attorney in conformity with these presents.

AND the Principal hereby declares that, these presents having been given for security purposes and to secure continuing obligations of the Principal (including, without limitation, the implementation of the said trust), the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting the Principal.

AND the laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and/or Substitute Attorney carried out or purported to be carried out under or pursuant hereto.

IN WITNESS whereof the Principal has caused this Power of Attorney to be executed as its deed this day and year first before written.

EXECUTED and DELIVERED AS A DEED

)

by

)

(as duly authorised attorney under Power

)

of Attorney dated                             2002

)

for and on behalf of

)

ENGLISH ORIGINATOR

)

SCHEDULE 4

Form of English Originator Security Agent Completion Power of Attorney

THIS POWER OF ATTORNEY is given on [                         ] by [ENGLISH ORIGINATOR] (registered number •) whose registered office is at [                         ] (the Principal) in favour of DEUTSCHE TRUSTEE COMPANY LIMITED, in its capacity as the Security Agent (the Attorney) whose registered office is at Winchester House, 1 Great Winchester Street, London EC2N 2DB.

1.                                       Pursuant to the acceptance from time to time of English Originator Offers to Sell (each an English Originator Offer to Sell) to be made by the Principal, the Principal will transfer to the European Receivables Warehouse Company (or declare a trust in respect of) the benefit of certain receivables the subject of each English Originator Offer to Sell (the English Receivables) and the ancillary rights relating thereto (the Ancillary Rights).

2.                                       Pursuant to the contracts concluded, and trust arising, by acceptance of each English Originator Offer to Sell, the Principal has agreed to appoint the Attorney its attorney in the manner hereinafter appearing irrevocably and by way of security for the performance of the Principal’s obligations under and pursuant to such contract and trust.

NOW THIS DEED WITNESSETH THAT the Principal HEREBY APPOINTS the Attorney (acting alone or jointly) and any receiver, administrative receiver and/or administrator appointed from time to time in respect of the Attorney or its assets to be its true and lawful attorney for it and in its name to do any of the following acts, deeds and things or any of them as may be within the power of the Principal:

1.                                       to execute, in the name of the Principal, a written assignment in favour of the European Receivables Warehouse Company in respect of any or all of the English Receivables, the Ancillary Rights and any rights, powers, remedies and discretions relating to any of the foregoing as provided and in the circumstances contemplated by Clause 2.8 of the English Standard Terms and Conditions;

2.                                       to do every other act or thing and execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for the foregoing purpose;

3.                                       from time to time to substitute and appoint severally one or more persons as attorney or attorneys (the Substitute Attorneys) for all or any of the purposes aforesaid;

4.                                       to do every other act or thing and to execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for all or any of the foregoing purposes; and

5.                                       to perfect the title of the European Receivables Warehouse Company and/or the Security Agent in and to any or all of the Securitised English Receivables and to exercise any rights, powers, remedies and discretions relating to any of the foregoing as envisaged in the above-mentioned English Offers to Sell and the English Standard Terms and Conditions incorporated therein and the said trusts and exercisable by the Principal by reason of it remaining for the time being legal owner of the securitised English Receivables,

PROVIDED HOWEVER that for the avoidance of doubt this Power of Attorney shall not authorise the Attorney or any Substitute Attorney to sell, transfer, assign, sub charge or create any security interest of any nature whatsoever over any of the English Receivables or the Ancillary Rights nor shall it confer any other right in relation thereto other than those specifically conferred pursuant to paragraphs 1, 2, 3, 4 and 5 above.

AND that the Principal hereby agrees at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorney or any Substitute Attorney shall lawfully do or cause to be done under or concerning these presents to the extent that such act or acts and execution are within the power of the Principal and within the contemplation of this Power of Attorney.

AND the Principal hereby agrees to indemnify the Attorney or any Substitute Attorney against any loss, claim, liability or expense asserted against or imposed upon the said Attorney or any Substitute Attorney as a result of any action taken by the said Attorney or any Substitute Attorney in conformity with these presents.

AND the Principal hereby declares that, these presents having been given for security purposes and to secure continuing obligations of the Principal (including, without limitation, the implementation of the said trust), the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting the Principal.

AND the laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and/or Substitute Attorney carried out or purported to be carried out under or pursuant hereto.

IN WITNESS whereof the Principal has caused this Power of Attorney to be executed as its deed this day and year first before written.

EXECUTED and DELIVERED AS A DEED

)

by

)

(as duly authorised attorney under Power

)

of Attorney dated                             2002

)

for and on behalf of

)

ENGLISH ORIGINATOR

)

SCHEDULE 5

Form of European Receivables Warehouse Company European Master Purchaser Proceedings Power of Attorney

THIS POWER OF ATTORNEY is given on [                         ] by BUHRMANN SILVER S.A., in its capacity as European Receivables Warehouse Company (the Principal) whose registered office is at 398 Route d’Esch, L-1471 Luxembourg in favour of SILVER SECURITISATION B.V., in its capacity as European Master Purchaser (the Attorney) whose registered office is at Herengracht 450, 1017 CA Amsterdam, The Netherlands.

1.                                       Pursuant to the acceptance from time to time of European Receivables Warehouse Company Offers to Sell (each a European Receivables Warehouse Company Offer to Sell) to be made by the Principal, the Principal will transfer to the European Master Purchaser (or declare a trust in respect of) the benefit of certain receivables the subject of each European Receivables Warehouse Company Offer to Sell (the English Receivables) and the ancillary rights relating thereto (the Ancillary Rights).

2.                                       Pursuant to the contracts concluded, and trust arising, by acceptance of the European Receivables Warehouse Company Offer to Sell, the Principal has agreed to appoint the Attorney its attorney in the manner hereinafter appearing irrevocably and by way of security for the performance of the Principal’s obligations under and pursuant to such contract and trust.

NOW THIS DEED WITNESSETH THAT the Principal HEREBY APPOINTS the Attorney (acting alone or jointly) and any receiver, administrative receiver and/or administrator appointed from time to time in respect of the Attorney or its assets to be its true and lawful attorney for it and in its name to do any of the following acts, deeds and things or any of them as may be within the power of the Principal:

1.                                       to sue in the Principal’s name for all moneys due or payable under or in respect of the English Receivables or in respect of the Ancillary Rights;

2.                                       to do every other act or thing and execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for the foregoing purpose;

3.                                       from time to time to substitute and appoint severally one or more persons as attorney or attorneys (the Substitute Attorneys) for all or any of the purposes aforesaid;

4.                                       to do every other act or thing and to execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for all or any of the foregoing purposes; and

5.                                       to perfect the title of the European Master Purchaser and/or the Security Agent in and to any or all of the Securitised English Receivables and to exercise any rights, powers, remedies and discretions relating to any of the foregoing as envisaged in the above-mentioned European Receivables Warehouse Company to Sell and the English Standard Terms and Conditions incorporated therein and the said trusts and exercisable by the Principal by reason of it remaining for the time being legal owner of the Securitised English Receivables,

PROVIDED HOWEVER that for the avoidance of doubt this Power of Attorney shall not authorise the Attorney or any Substitute Attorney to sell, transfer, assign, sub-charge or create any security interest of any nature whatsoever over any of the English Receivables or the Ancillary Rights nor shall it confer any other right in relation thereto other than those specifically conferred pursuant to paragraph 1, 2, 3, 4 and 5 above.

AND that the Principal hereby agrees at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorney or any Substitute Attorney shall lawfully do or cause to be done under or concerning these presents to the extent that such act or acts and execution are within the power of the Principal and within the contemplation of this Power of Attorney.

AND the Principal hereby agrees to indemnify the Attorney or any Substitute Attorney against any loss, claim, liability or expense asserted against or imposed upon the said Attorney or any Substitute Attorney as a result of any action taken by the said Attorney or any Substitute Attorney in conformity with these presents.

AND the Principal hereby declares that, these presents having been given for security purposes and to secure continuing obligations of the Principal (including, without limitation, the implementation of the said trust), the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting the Principal.

AND the laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and/or Substitute Attorney carried out or purported to be carried out under or pursuant hereto.

IN WITNESS whereof the Principal has caused this Power of Attorney to be executed as its deed this day and year first before written.

EXECUTED and DELIVERED AS A DEED

)

by

)

(as duly authorised attorney under Power

)

of Attorney dated                             2002

)

for and on behalf of

)

BUHRMANN SILVER S.A.

)

SCHEDULE 6

Form of European Receivables Warehouse Company European Master Purchaser Completion Power of Attorney

THIS POWER OF ATTORNEY is given on [                         ] by BUHRMANN SILVER S.A., in its capacity as European Receivables Warehouse Company (the Principal) whose registered office is at 398 Route d’Esch, L-1471 Luxembourg in favour of SILVER SECURITISATION B.V., in its capacity as European Master Purchaser (the Attorney) whose registered office is at Herengracht 450, 1017 CA Amsterdam, The Netherlands.

1.                                       Pursuant to the acceptance from time to time of European Receivables Warehouse Company Offers to Sell (each a European Receivables Warehouse Company Offer to Sell) to be made by the Principal, the Principal will transfer to the European Master Purchaser (or declare a trust in respect of) the benefit of certain receivables the subject of each European Receivables Warehouse Company Offer to Sell (the English Receivables) and the ancillary rights relating thereto (the Ancillary Rights).

2.                                       Pursuant to the contracts concluded, and trust arising, by acceptance of the English Originator Offer to Sell, the Principal has agreed to appoint the Attorney its attorney in the manner hereinafter appearing irrevocably and by way of security for the performance of the Principal’s obligations under and pursuant to such contract and trust.

NOW THIS DEED WITNESSETH THAT the Principal HEREBY APPOINTS the Attorney (acting alone or jointly) and any receiver, administrative receiver and/or administrator appointed from time to time in respect of the Attorney or its assets to be its true and lawful attorney for it and in its name to do any of the following acts, deeds and things or any of them as may be within the power of the Principal:

1.                                       to execute, in the name of the Principal, a written assignment in favour of the European Master Purchaser in respect of any or all of the English Receivables, the Ancillary Rights and any rights, powers, remedies and discretions relating to any of the foregoing as provided and in the circumstances contemplated by Clause 2.8 of the English Standard Terms and Conditions;

2.                                       to do every other act or thing and execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for the foregoing purpose;

3.                                       from time to time to substitute and appoint severally one or more persons as attorney or attorneys (the Substitute Attorneys) for all or any of the purposes aforesaid;

4.                                       to do every other act or thing and to execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for all or any of the foregoing purposes; and

5.                                       to perfect the title of the European Master Purchaser and/or the Security Agent in and to any or all of the Securitised English Receivables and to exercise any rights, powers, remedies and discretions relating to any of the foregoing as envisaged in the above-mentioned European Receivables Warehouse Company Offers to Sell and the English Standard Terms and Conditions incorporated therein and the said trusts and exercisable by the Principal by reason of it remaining for the time being legal owner of the securitised English Receivables,

PROVIDED HOWEVER that for the avoidance of doubt this Power of Attorney shall not authorise the Attorney or any Substitute Attorney to sell, transfer, assign, sub-charge or create any security interest of any nature whatsoever over any of the English Receivables or the Ancillary Rights nor shall it confer any other right in relation thereto other than those specifically conferred pursuant to paragraphs 1, 2, 3, 4 and 5 above.

AND that the Principal hereby agrees at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorney or any Substitute Attorney shall lawfully do or cause to be done under or concerning these presents to the extent that such act or acts and execution are within the power of the Principal and within the contemplation of this Power of Attorney.

AND the Principal hereby agrees to indemnify the Attorney or any Substitute Attorney against any loss, claim, liability or expense asserted against or imposed upon the said Attorney or any Substitute Attorney as a result of any action taken by the said Attorney or any Substitute Attorney in conformity with these presents.

AND the Principal hereby declares that, these presents having been given for security purposes and to secure continuing obligations of the Principal (including, without limitation, the implementation of the said trust), the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting the Principal.

AND the laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and/or Substitute Attorney carried out or purported to be carried out under or pursuant hereto.

IN WITNESS whereof the Principal has caused this Power of Attorney to be executed as its deed this day and year first before written.

EXECUTED and DELIVERED AS A DEED

)

by

)

(as duly authorised attorney under Power

)

of Attorney dated                             2002

)

for and on behalf of

)

BUHRMANN SILVER S.A.

)

SCHEDULE 7

Form of European Receivables Warehouse Company Security Agent Proceedings Power of Attorney

THIS POWER OF ATTORNEY is given on [                         ] by BUHRMANN SILVER S.A., in its capacity as European Receivables Warehouse Company (the Principal) whose registered office is at 398 Route d’Esch, L-1471 Luxembourg in favour of DEUTSCHE TRUSTEE COMPANY LIMITED, in its capacity as the Security Agent (the Attorney) whose registered office is at Winchester House, 1 Great Winchester Street, London EC2N 2DB.

1.                                       Pursuant to the acceptance from time to time of European Receivables Warehouse Company Offers to Sell (each a European Receivables Warehouse Company Offer to Sell) to be made by the Principal, the Principal will transfer to the European Master Purchaser (or declare a trust in respect of) the benefit of certain receivables the subject of such European Receivables Warehouse Company Offer to Sell (the English Receivables) and the ancillary rights relating thereto (the Ancillary Rights).

2.                                       Pursuant to the contracts concluded, and trust arising, by acceptance of the European Receivables Warehouse Company Offer to Sell, the Principal has agreed to appoint the Attorney its attorney in the manner hereinafter appearing irrevocably and by way of security for the performance of the Principal’s obligations under and pursuant to such contract and trust.

NOW THIS DEED WITNESSETH THAT the Principal HEREBY APPOINTS the Attorney (acting alone or jointly) and any receiver, administrative receiver and/or administrator appointed from time to time in respect of the Attorney or its assets to be its true and lawful attorney for it and in its name to do any of the following acts, deeds and things or any of them as may be within the power of the Principal:

1.                                       to sue in the Principal’s name for all moneys due or payable under or in respect of the English Receivables or in respect of the Ancillary Rights;

2.                                       to do every other act or thing and execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for the foregoing purpose;

3.                                       from time to time to substitute and appoint severally one or more persons as attorney or attorneys (the Substitute Attorneys) for all or any of the purposes aforesaid;

4.                                       to do every other act or thing and to execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for all or any of the foregoing purposes; and

5.                                       to perfect the title of the European Master Purchaser and/or the Security Agent in and to any or all of the Securitised English Receivables and to exercise any rights, powers, remedies and discretions relating to any of the foregoing as envisaged in the above-mentioned European Receivables Warehouse Company to Sell and the English Standard Terms and Conditions incorporated therein and the said trusts and exercisable by the Principal by reason of it remaining for the time being legal owner of the securitised English Receivables,

PROVIDED HOWEVER that for the avoidance of doubt this Power of Attorney shall not authorise the Attorney or any Substitute Attorney to sell, transfer, assign, sub charge or create any security interest of any nature whatsoever over any of the English Receivables or the Ancillary Rights nor shall it confer any other right in relation thereto other than those specifically conferred pursuant to paragraphs 1, 2, 3, 4 and 5 above.

AND that the Principal hereby agrees at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorney or any Substitute Attorney shall lawfully do or cause to be done under or concerning these presents to the extent that such act or acts and execution are within the power of the Principal and within the contemplation of this Power of Attorney.

AND the Principal hereby agrees to indemnify the Attorney or any Substitute Attorney against any loss, claim, liability or expense asserted against or imposed upon the said Attorney or any Substitute Attorney as a result of any action taken by the said Attorney or any Substitute Attorney in conformity with these presents.

AND the Principal hereby declares that, these presents having been given for security purposes and to secure continuing obligations of the Principal (including, without limitation, the implementation of the said trust), the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting the Principal.

AND the laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and/or Substitute Attorney carried out or purported to be carried out under or pursuant hereto.

IN WITNESS whereof the Principal has caused this Power of Attorney to be executed as its deed this day and year first before written.

EXECUTED and DELIVERED AS A DEED

)

by

)

(as duly authorised attorney under Power

)

of Attorney dated                             2002

)

for and on behalf of

)

BUHRMANN SILVER S.A.

)

SCHEDULE 8

Form of European Receivables Warehouse Company Security Agent Completion Power of Attorney

THIS POWER OF ATTORNEY is given on [                         ] by BUHRMANN SILVER S.A., in its capacity as European Receivables Warehouse Company (the Principal) whose registered office is at 398 Route d’Esch, L-1471 Luxembourg in favour of DEUTSCHE TRUSTEE COMPANY LIMITED, in its capacity as the Security Agent (the Attorney) whose registered office is at Winchester House, 1 Great Winchester Street, London EC2N 2DB.

1.                                       Pursuant to the acceptance from time to time of European Receivables Warehouse Company Offers to Sell (each a European Receivables Warehouse Company Offer to Sell) to be made by the Principal, the Principal will transfer to the European Master Purchaser (or declare a trust in respect of) the benefit of certain receivables the subject of such European Receivables Warehouse Company Offers to Sell (the English Receivables) and the ancillary rights relating thereto (the Ancillary Rights).

2.                                       Pursuant to the contracts concluded, and trust arising, by acceptance of the European Receivables Warehouse Company Offers to Sell, the Principal has agreed to appoint the Attorney its attorney in the manner hereinafter appearing irrevocably and by way of security for the performance of the Principal’s obligations under and pursuant to such contract and trust.

NOW THIS DEED WITNESSETH THAT the Principal HEREBY APPOINTS the Attorney (acting alone or jointly) and any receiver, administrative receiver and/or administrator appointed from time to time in respect of the Attorney or its assets to be its true and lawful attorney for it and in its name to do any of the following acts, deeds and things or any of them as may be within the power of the Principal:

1.                                       to execute, in the name of the Principal, a written assignment in favour of the European Master Purchaser in respect of any or all of the English Receivables, the Ancillary Rights and any rights, powers, remedies and discretions relating to any of the foregoing as provided and in the circumstances contemplated by Clause 2.8 of the English Standard Terms and Conditions;

2.                                       to do every other act or thing and execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for the foregoing purpose;

3.                                       from time to time to substitute and appoint severally one or more persons as attorney or attorneys (the Substitute Attorneys) for all or any of the purposes aforesaid;

4.                                       to do every other act or thing and to execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for all or any of the foregoing purposes; and

5.                                       to perfect the title of the European Master Purchaser and/or the Security Agent in and to any or all of the Securitised English Receivables and to exercise any rights, powers, remedies and discretions relating to any of the foregoing as envisaged in the above-mentioned European Receivables Warehouse Company to Sell and the English Standard Terms and Conditions incorporated therein and the said trusts and exercisable by the Principal by reason of it remaining for the time being legal owner of the securitised English Receivables,

PROVIDED HOWEVER that for the avoidance of doubt this Power of Attorney shall not authorise the Attorney or any Substitute Attorney to sell, transfer, assign, sub charge or create any security interest of any nature whatsoever over any of the English Receivables or the Ancillary Rights nor shall it confer any other right in relation thereto other than those specifically conferred pursuant to paragraphs 1, 2, 3, 4 and 5 above.

AND that the Principal hereby agrees at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorney or any Substitute Attorney shall lawfully do or cause to be done under or concerning these presents to the extent that such act or acts and execution are within the power of the Principal and within the contemplation of this Power of Attorney.

AND the Principal hereby agrees to indemnify the Attorney or any Substitute Attorney against any loss, claim, liability or expense asserted against or imposed upon the said Attorney or any Substitute Attorney as a result of any action taken by the said Attorney or any Substitute Attorney in conformity with these presents.

AND the Principal hereby declares that, these presents having been given for security purposes and to secure continuing obligations of the Principal (including, without limitation, the implementation of the said trust), the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting the Principal.

AND the laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and/or Substitute Attorney carried out or purported to be carried out under or pursuant hereto.

IN WITNESS whereof the Principal has caused this Power of Attorney to be executed as its deed this day and year first before written.

EXECUTED and DELIVERED AS A DEED

)

by

)

(as duly authorised attorney under Power

)

of Attorney dated                             2002

)

for and on behalf of

)

BUHRMANN SILVER S.A.

)

CONTENTS

CLAUSE

1.	DEFINITIONS AND INTERPRETATION

2.	ENGLISH ORIGINATOR OFFERS TO SELL AND EUROPEAN RECEIVABLES WAREHOUSE COMPANY OFFERS TO SELL

3.	CONSIDERATION

4.	PAYMENT OF THE PURCHASE PRICE AND OTHER PAYMENTS

5.	COMPLETION

6.	WARRANTIES

7.	FURTHER ASSURANCE

8.	CONSEQUENCES OF A BUHRMANN TERMINATION EVENT

9.	GOVERNING LAW AND JURISDICTION

SCHEDULE 1

Form of English Originator European Receivables Warehouse Company Proceedings Power of Attorney

SCHEDULE 2

Form of English Originator European Receivables Warehouse Company Completion Power of Attorney

SCHEDULE 3

Form of English Originator Security Agent Proceedings Power of Attorney

SCHEDULE 4

Form of English Originator Security Agent Completion Power of Attorney

SCHEDULE 5

Form of European Receivables Warehouse Company European Master Purchaser Proceedings Power of Attorney

SCHEDULE 6

Form of European Receivables Warehouse Company European Master Purchaser Completion Power of Attorney

SCHEDULE 7

Form of European Receivables Warehouse Company Security Agent Proceedings Power of Attorney

SCHEDULE 8

Form of European Receivables Warehouse Company Security Agent Completion Power of Attorney